The Gabelli U.S. Treasury Money Market Fund

                               Semi-Annual Report
                                March 31, 1999(a)


                                                              [PICTURE OMITTED]

                                                               JUDITH A. RANERI


TO OUR SHAREHOLDERS,

      During the first quarter of 1999, Treasuries continued the trend towards higher yields that began in 1998. Seasonal factors such as the Japanese year end and the first quarter refunding combined with strong economic data early in the first quarter pushed rates higher. Subsequently, the yield curve illustrated a steeper bias.

      Although evidence suggests that the economy continues to expand at a rapid pace, there are few signs of accelerating inflation pressures. The Producer Price Index ("PPI") fell 0.4% during February following a 0.5% rise in January, while the Consumer Price Index ("CPI") rose a modest 0.1% for the third straight month. But even more encouraging was the insignificant 0.1% rise in average hourly earnings. Despite continued tight labor market conditions; wage increases have remained fairly modest.

      In the aftermath of a weaker than expected employment report, continued benign core PPI and a surprising 50 basis point European Central Bank ("ECB") interest rate cut, bond rates have dropped more than 22 basis points over the past weeks and currently stand at their lowest levels since February. Whether we are able to sustain and extend these gains depends upon the significance of a new catalyst occurrence, whether it be further deceleration of price pressures, an equity market correction, a revival of global financial distress or economic data released sharply below consensus.

      Economic statistics have been market friendly and have led forecasters to revise their first quarter estimate of Gross Domestic Product ("GDP") to approximately 3.2% versus a previously predicted 4.0%. The most recent PPI release illustrating core rates of inflation unchanged continues to support the market's solid growth, low inflation condition. However, after the release of March's Retail Sales and CPI, strong figures boosted GDP estimates once again. The increase of 0.2% in Retail Sales was below expectations. However, a sharp upward revision to the January and February figures pointed to strong growth and low inflation. Overall, consumer spending remains robust and personal consumption expenditures are strong, adding support to the economy.


---------------------------------------
(a) The Fund's fiscal year ends September 30.

      With regard to the Federal Reserve's outlook on monetary policy, the Fed sees no accelerating price inflation despite the growing levels of business activity and very tight labor markets. This was signaled during February's Humphrey Hawkins testimony. With strong economic growth, very low rates of unemployment and the absence of any build up on inflation, the Fed is likely to hold monetary policy steady.

INVESTMENT RESULTS

      For the twelve-month period ended March 31, 1999, the Gabelli U.S. Treasury Money Market Fund's (the "Fund") total return was 4.71%. The Lipper U.S. Treasury Money Market Average had a total return of 4.58% over the same period. The Lipper average reflects the average performance of mutual funds classified in this particular category. The Fund's 7-day annualized yield and 30-day annualized yield on March 31, 1999 were 4.30% and 4.23%, respectively.

      For the five-year period ended March 31, 1999, the Fund's total return averaged 4.95% versus an average annual total return of 4.74% for the Lipper U.S. Treasury Money Market Average. Since inception on October 1, 1992 through March 31, 1999, the Fund had an average annual total return of 4.46%. As of March 31, 1999, shareholders total 6,023 and net assets are $398 million. The Fund maintained a stable net asset value of $1.00 per share throughout the period.

Subsequent Event

      On February 9, 1999, the Adviser reorganized its operations and corporate structure by transferring a portion of its assets and liabilities to a successor adviser, Gabelli Funds, LLC, which is wholly owned by Gabelli Asset Management Inc., a newly formed publicly traded company that is 80% owned by the former Adviser. Counsel to the former Adviser has concluded that the ownership change does not constitute an assignment as defined by the Investment Company Act of 1940, as amended.

MINIMUM INITIAL INVESTMENT - $10,000

      The Fund's minimum initial investment is $10,000. However, shareholders of any of the Gabelli Funds may invest in the Fund with an initial investment of $3,000. IRAs, retirement accounts and custodial accounts for minors require an initial investment of only $1,000. The Fund provides check writing and exchange privileges and continues to offer these services at no charge to shareholders. The Fund's expenses are voluntarily capped at 0.30% of average net assets, making it one of the most attractive U.S. Treasury-only money market funds. With dividends that are exempt from state and local income taxes in all states, the Fund is an excellent vehicle in which to store idle cash.

INTERNET

      You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

DAILY DIVIDENDS

      The Fund declares daily dividends which are reinvested monthly unless a cash distribution is requested. The Fund invests exclusively in U.S. Treasury securities and therefore 100% of the Fund's income dividends are exempt from state and local income taxes in all states. Please consult your tax adviser for the applicability to your specific situation.

      We thank you for your loyalty and as always, pledge our best efforts on your behalf as we seek to provide you with competitive returns. Please call us at 1-800-GABELLI (1-800-422-3554) during the business day for further information.


                                                    Sincerely,

                                                    /S/ JUDITH A. RANERI
                                                    --------------------
                                                    JUDITH A. RANERI
                                                    Vice President
                                                    and Portfolio Manager


April 30, 1999





PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Total returns and average annual returns, which reflect changes in investment income, are net of expenses. Investment returns and yields will fluctuate. An investment in The Gabelli U.S. Treasury Money Market Fund is neither insured nor guaranteed by the U.S. Government or the Federal Deposit Insurance Corporation. Although the Fund seeks to preserve the value of an investment at $1.00 per share, there can be no assurance that the Fund will maintain a stable $1.00 per share net asset value, so it is possible to lose money by investing in the Fund. The Fund's prospectus contains more complete information, including fees and expenses. The prospectus should be read carefully before investing or sending money. If the Fund's expenses had not been capped, the Fund's 7-day annualized yield and 30-day annualized yield would have been 4.19% and 4.12%, respectively.

THE GABELLI U.S. TREASURY MONEY MARKET FUND
STATEMENT OF NET ASSETS -- MARCH 31, 1999 (UNAUDITED)
================================================================================

                                                   ANNUALIZED
       PRINCIPAL                                  YIELD AT DATE           MATURITY
        AMOUNT                                     OF PURCHASE              DATE                        VALUE
       --------                                    -----------             -------                      -----
                    U.S. TREASURY OBLIGATIONS -- 99.6%
                    U.S. TREASURY BILLS -- 82.0%
      $327,020,000  U.S. Treasury Bills           4.311% to 4.884%     04/19/99 - 06/24/99           $325,762,958
                                                                                                      ------------
                                                  INTEREST RATE
                                                  -------------
                    U.S. TREASURY NOTES -- 17.6%
        70,000,000  U.S. Treasury Notes                6.375%               04/30/99                   70,103,050
                                                                                                      ------------
TOTAL INVESTMENTS (Cost $395,866,008) (a) .................................................   99.6%   395,866,008
PAYABLE TO MANAGER ........................................................................   (0.0)       (62,803)
OTHER ASSETS AND LIABILITIES (NET) ........................................................    0.4      1,715,027
                                                                                             -----  -------------
NET ASSETS (applicable to 397,518,232 shares outstanding,
  $0.001 par value, one billion shares authorized) ........................................  100.0%  $397,518,232
                                                                                             =====  =============

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE ..................................                 $1.00
                                                                                                            =====

----------------------------------------------
(a) Aggregate cost for Federal tax purposes.

FINANCIAL HIGHLIGHTS
================================================================================
Selected data for a share of beneficial interest outstanding throughout each period.

                                          SIX MONTHS ENDED                 YEAR ENDED SEPTEMBER 30,
                                           MARCH 31, 1999   -----------------------------------------------------
                                             (UNAUDITED)      1998        1997(D)    1996         1995      1994
                                              ---------      ------       ------     ----         ----      -----
OPERATING PERFORMANCE:
  Net asset value, beginning of period ...      $1.00          $1.00       $1.00     $1.00       $1.00      $1.00
                                               ------         ------      ------    ------      ------     ------
  Net investment income (b) ..............     0.0209         0.0496      0.0485    0.0492      0.0528     0.0323
  Net realized gain on investments .......     0.0003         0.0005      0.0013    0.0006      0.0002     0.0002
                                               ------         ------      ------    ------      ------     ------
  Total from investment operations .......     0.0212         0.0501      0.0498    0.0498      0.0530     0.0325
                                               ------         ------      ------    ------      ------     ------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income ..................    (0.0209)       (0.0496)    (0.0485)  (0.0492)    (0.0528)   (0.0323)
  Net realized gain on investments .......    (0.0003)       (0.0005)    (0.0013)  (0.0006)    (0.0002)   (0.0002)
                                               ------         ------      ------    ------      ------     ------
  Total distributions ....................    (0.0212)       (0.0501)    (0.0498)  (0.0498)    (0.0530)   (0.0325)
                                               ------         ------      ------    ------      ------     ------
  Net asset value, end of period .........      $1.00          $1.00       $1.00     $1.00       $1.00      $1.00
                                               ======         ======      ======    ======      ======     ======
  Total return+ ..........................       2.1%(f)        5.1%        5.1%      5.1%        5.4%       3.3%
                                               ======         ======      ======    ======      ======     ======
RATIOS TO AVERAGE NET ASSETS
  AND SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)       $397,518       $314,394    $203,542  $216,038    $218,036   $186,020
  Ratio of net investment income to
    average net assets                          4.26%(e)       4.91%       4.85%     4.92%       5.30%      3.23%
  Ratio of operating expenses to
    average net assets (c)                      0.30%(e)       0.30%       0.30%     0.30%       0.27%      0.30%

---------------------------------------------
  + Total return  represents  aggregate  total return of a  hypothetical  $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends.

(b) Net investment income before fees waived by the Manager for the six months ended March 31, 1999 and the years ended September 30, 1998, 1997, 1996, 1995 and 1994 were $0.0205, $0.0475, $0.0469, $0.0477, $0.0516 and $0.0312,
    respectively.

(c) Operating expense ratios before fees waived by the Manager for the six months ended March 31, 1999 and the years ended September 30, 1998, 1997, 1996, 1995 and 1994 were 0.38%, 0.46%, 0.45%, 0.45%, 0.39% and 0.43%, respectively.

(d) Gabelli Funds, LLC (formerly known as Gabelli Funds, Inc.) became the sole investment adviser of the Fund on April 15, 1997.

(e) Annualized.

(f) Not annualized.



                See accompanying notes to financial statements.

THE GABELLI U.S. TREASURY MONEY MARKET FUND
STATEMENT OF OPERATIONS -- SIX MONTHS ENDED MARCH 31, 1999 (UNAUDITED)
================================================================================

INVESTMENT INCOME:
   Interest ....................................................     $8,936,184
                                                                     ----------
EXPENSES:
   Management fee ..............................................        587,946
   Transfer agent fees .........................................         74,421
   Custodian fees ..............................................         34,268
   Legal and audit fees ........................................         17,200
   Trustees' fees ..............................................         15,500
   Shareholder report expenses .................................          2,985
   Miscellaneous expense .......................................          5,249
                                                                     ----------
      Total Expenses before fees waived by Manager .............        737,569
      Fees waived by Manager ...................................       (149,176)
                                                                     ----------
      TOTAL EXPENSES--NEt ......................................        588,393
                                                                     ----------
NET INVESTMENT INCOME ..........................................      8,347,791
NET REALIZED GAIN ON INVESTMENTS ...............................        132,289
                                                                     ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...........     $8,480,080
                                                                     ==========


STATEMENT OF CHANGES IN NET ASSETS
================================================================================

                                                SIX MONTHS ENDED   YEAR ENDED
                                                 MARCH 31, 1999   SEPTEMBER 30,
                                                   (UNAUDITED)        1998
                                                ----------------  -------------
OPERATIONS:
   Net investment income .....................    $  8,347,791     $ 14,145,169
   Net realized gain on investments ..........         132,289          240,664
                                                 -------------    -------------
   Net increase in net assets resulting
     from operations .........................      8,480,080       14,385,833
                                                 -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS:
NET INVESTMENT INCOME ........................      (8,347,791)     (14,145,169)
   Net realized gain on investments ..........        (132,289)        (245,894)
                                                 -------------    -------------
   Total distributions to shareholders .......      (8,480,080)     (14,391,063)
                                                 -------------    -------------
SHARE TRANSACTIONS ($1.00 PER SHARE):
   Shares sold ...............................     984,210,867    1,769,620,862
   Shares issued upon reinvestment of
     dividends and distributions .............       8,183,528       13,843,721
   Shares redeemed ...........................    (909,269,830)  (1,672,607,748)
                                                 -------------    -------------
   Net increase in net assets ................      83,124,565      110,851,605
NET ASSETS:
   Beginning of period .......................     314,393,667      203,542,062
                                                 -------------    -------------
   End of period .............................   $ 397,518,232    $ 314,393,667
                                                 =============    =============



                See accompanying notes to financial statements.

THE GABELLI U.S. TREASURY MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
================================================================================

1. DESCRIPTION. The Gabelli U.S. Treasury Money Market Fund (the "Fund"), a series of The Gabelli Money Market Funds (the "Trust"), was organized on May 21, 1992 as a Delaware business trust. The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's primary objective is high current income consistent with the preservation of principal and liquidity. The Fund commenced investment operations on October 1, 1992.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Investments are valued at amortized cost (which approximates market value) whereby a portfolio instrument is valued at cost and any discount or premium is amortized on a constant basis to the maturity of the instrument.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned.

DIVIDENDS  AND  DISTRIBUTIONS.   Dividends  from  investment  income  (including
realized capital gains and losses) are declared daily and paid monthly. Distributions of long term capital gains, if any, are paid annually.

PROVISION FOR INCOME TAXES. The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

3. AGREEMENTS WITH AFFILIATED PARTIES. The Trust has entered into a management agreement (the "Management Agreement") with Gabelli Funds, LLC (the "Manager"), which provides that the Trust will pay the Manager a fee, computed daily and paid monthly, at the annual rate of 0.30 percent of the value of the Fund's average daily net assets. In accordance with the Management Agreement, the Manager provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Trustees of the Fund who are its affiliates. To the extent necessary, the Manager has undertaken to assume certain expenses of the Trust so that the total expenses do not exceed 0.30 percent of the Fund's average daily net assets. For the six months ended March 31, 1999, the Manager voluntarily waived management fees of $149,176.

--------------------------------------------------------------------------------
                            GABELLI FAMILY OF FUNDS
--------------------------------------------------------------------------------

GABELLI ASSET FUND _____________________________________________________________
Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund's primary objective is growth of capital.
(NO-LOAD)                              PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GABELLI GROWTH FUND ____________________________________________________________
Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund's primary objective is capital appreciation.
(NO-LOAD)                                 PORTFOLIO MANAGER: HOWARD F. WARD, CFA

GABELLI WESTWOOD EQUITY FUND ___________________________________________________
Seeks to invest primarily in the common stock of seasoned companies believed to have proven records and above average historical earnings growth. The Fund's primary objective is capital appreciation.
(NO-LOAD)                                      PORTFOLIO MANAGER: SUSAN M. BYRNE

GABELLI SMALL CAP GROWTH FUND  _________________________________________________
Seeks to invest primarily in common stock of smaller companies (market capitalizations less than $500 million) believed to have rapid revenue and earnings growth potential. The Fund's primary objective is capital appreciation.
(NO-LOAD)                              PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GABELLI WESTWOOD SMALLCAP EQUITY FUND __________________________________________
Seeks to invest primarily in smaller capitalization equity securities - market caps of $1 billion or less. The Fund's primary objective is long-term capital appreciation.
(NO-LOAD)                                  PORTFOLIO MANAGER:  LYNDA CALKIN, CFA

GABELLI WESTWOOD INTERMEDIATE BOND FUND ________________________________________
Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund's primary objective is total return.
(NO-LOAD)                                     PORTFOLIO MANAGER:  PATRICIA FRAZE

GABELLI EQUITY INCOME FUND _____________________________________________________
Seeks to invest primarily in equity securities with above market average yields. The Fund pays quarterly dividends and seeks a high level of total return with an emphasis on income.
(NO-LOAD)                              PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GABELLI WESTWOOD BALANCED FUND _________________________________________________
Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund's primary objective is both capital appreciation and current income.
(NO-LOAD)                   PORTFOLIO MANAGERS:  SUSAN M. BYRNE & PATRICIA FRAZE

GABELLI WESTWOOD MIGHTY MITESSM FUND ___________________________________________

Seeks to invest in micro-cap companies that have market capitalizations of $300 million or less. The Fund's primary objective is long-term capital appreciation.
(NO-LOAD)                 TEAM MANAGED:  MARIO J. GABELLI, CFA, MARC J. GABELLI,
                                            LAURA K. LINEHAN AND WALTER K. WALSH

GABELLI VALUE FUND _____________________________________________________________
Seeks to invest in securities of companies believed to be undervalued. The Fund's primary objective is long-term capital appreciation. Max. Sales charge:51U2%
Portfolio Manager:                                         Mario J. Gabelli, CFA

GABELLI ABC FUND  ______________________________________________________________
Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund's primary objective is total return in various market conditions without excessive risk of capital loss.
(NO-LOAD)  PORTFOLIO                              MANAGER: MARIO J. GABELLI, CFA

GABELLI U.S. TREASURY MONEY MARKET FUND ________________________________________
Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund's primary objective is to provide high current income consistent with the preservation of principal and liquidity.
(NO-LOAD)                                   PORTFOLIO MANAGER:  JUDITH A. RANERI

THE TREASURER'S FUND ___________________________________________________________
Three money market portfolios designed to generate superior returns without compromising portfolio safety. U.S. Treasury Money Market seeks to invest in U.S. Treasury bills, notes and bonds. Tax Exempt Money Market seeks to invest in municipal securities. Domestic Prime Money Market seeks to invest in prime quality, domestic money market instruments.
(NO-LOAD)                                   PORTFOLIO MANAGER:  JUDITH A. RANERI

AN INVESTMENT IN THE ABOVE MONEY MARKET FUNDS ARE NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENT AGENCY. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.

GLOBAL SERIES
   GABELLI GLOBAL TELECOMMUNICATIONS FUND

   Seeks to invest in telecommunications companies throughout the world - targeting undervalued companies with strong earnings and cash flow dynamics. The Fund's primary objective is capital appreciation. (No-load) TEAM MANAGER:
   MARIO J. GABELLI, CFA

   GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
   Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund's primary objective is total return through a combination of current income and capital appreciation.
   (NO-LOAD)                                    PORTFOLIO MANAGER:  HART WOODSON

   GABELLI GLOBAL INTERACTIVE COUCH POTATO(R) Fund

   Seeks to invest in securities of companies involved with communications, creativity and copyright. The Fund also seeks to invest in companies participating in emerging technological advances in interactive services and products. The Fund's primary objective is capital appreciation.
   (NO-LOAD)                                  PORTFOLIO MANAGER: MARC J. GABELLI

   GABELLI GLOBAL OPPORTUNITY FUND _____________________________________________
   Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund's primary objective is capital appreciation.
   (No-load)                  Portfolio Managers: Marc J. Gabelli & Caesar Bryan

GABELLI GOLD FUND ______________________________________________________________
Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund's objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of world-wide economic, financial and political factors. (No-load)
                                                PORTFOLIO MANAGER:  CAESAR BRYAN

GABELLI INTERNATIONAL GROWTH FUND ______________________________________________

Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global diversification. (No-load)
                                                PORTFOLIO MANAGER:  CAESAR BRYAN

The six funds above invest in foreign securities which involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks.
THE FUNDS LISTED ABOVE ARE DISTRIBUTED BY GABELLI & COMPANY, INC.

--------------------------------------------------------------------------------

 To receive a prospectus, call 1-800-GABELLI (422-3554). The prospectus gives a more complete description of the Fund, including fees and expenses.
         Read the prospectus carefully before you invest or send money.
                                  1-800-GABELLI
   (1-800-422-3554) o fax: 1-914-921-5118 o www.gabelli.com o info@gabelli.com
                    One Corporate Center, Rye, New York 10580

                            THE GABELLI U.S. TREASURY
                                MONEY MARKET FUND
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)


                             BOARD OF TRUSTEES

Mario J. Gabelli, CFA                         Anthony J. Colavita
CHAIRMAN AND CHIEF                            ATTORNEY-AT-LAW
INVESTMENT OFFICER                            MCCARTHY, FINGAR, DONOVAN,
GABELLI ASSET MANAGEMENT INC.                 DRAZEN & SMITH


Anthony J. Colavita                           Carl Otto Pohl
ATTORNEY-AT-LAW                               FORMER PRESIDENT
ANTHONY J. COLAVITA, P.C.                     DEUTSCHE BUNDESBANK

Vincent D. Enright                            Anthonie C. van Ekris
FORMER SENIOR VICE PRESIDENT                  MANAGING DIRECTOR
AND CHIEF FINANCIAL OFFICER                   BALMAC INTERNATIONAL, INC.
KEYSPAN ENERGY CORP.


                                 OFFICERS

Mario J. Gabelli, CFA                         Ronald S. Eaker
PRESIDENT                                     VICE PRESIDENT

Bruce N. Alpert                               Judith A. Raneri
VICE PRESIDENT AND                            VICE PRESIDENT
TREASURER                                     AND PORTFOLIO MANAGER

James E. McKee                                Henley L. Smith
SECRETARY                                     VICE PRESIDENT

                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                             Willkie Farr &Gallagher

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This report is submitted for the general  information of the shareholders of The
Gabelli U.S. Treasury Money Market Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
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[PICTURE OMITTED]

THE
GABELLI
U.S. TREASURY
MONEY MARKET
FUND


                                                              SEMI-ANNUAL Report
                                                                  MARCH 31, 1999